RULE 497(j) CERTIFICATION
Pursuant to the requirements of Rule 497(j) under the Securities Act of 1933, the Registrant certifies that the forms of prospectuses that would have been filed under Rule 497(c) with respect to American Performance Cash Management Fund, American Performance U.S. Treasury Fund, American Performance Tax-Free Money Market Fund, American Performance Bond Fund, American Performance Intermediate Bond Fund, American Performance Intermediate Tax-Free Bond Fund, and American Performance Short-Term Income Fund would not have differed from that contained in Post-Effective Amendment No. 41 filed on December 28, 2007 and effective on January 1, 2008 pursuant to Rule 485(b). The text of Post-Effective Amendment No. 41 was filed electronically.
American Performance Funds
Registrant

/s/ Jennifer J. Hankins*
Jennifer J. Hankins
President

*By /s/ Alan G. Priest
Alan G. Priest
Attorney in Fact
January 4, 2008